SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2000

                               NOVOSTE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Florida                       0-20727                  59-2787476
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)             Identification)

                  3890 Steve Reynolds Blvd., Norcross, GA 30093
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904

          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On April 25, 2000, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2000. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated April 25, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2000


                                            NOVOSTE CORPORATION
                                            ---------------------------------
                                                (Registrant)


                                        By: /s/ WILLIAM A. HAWKINS
                                            ---------------------------------
                                                William A. Hawkins
                                                Chief Executive Officer